As filed with the Securities and Exchange Commission on January 29, 2001

                                                              File No. 333-71325
                                                              File No. 811-09211

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                                     Pre-Effective Amendment No.  [ ]

                                  Post-Effective Amendment No. 1  [X]

                                       and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              Amendment No. 3                     [X]

                                  HARVEST FUNDS
                      (formerly, the RISA Investment Trust)
               (Exact Name of Registrant as Specified in Charter)

                              112 Ballymeade Drive
                           Wilmington, Delaware 19810
                           --------------------------
                    (Address of Principal Executive Offices)


                                 (215) 545-4050
                                 --------------
                         (Registrant's Telephone Number)


                         O. Sam Folin, Managing Director
                          RISA Investment Advisers, LLC
                        225 South 15th Street, Suite 930
                        Philadelphia, Pennsylvania 19102
                        --------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Brian S. Vargo, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                           Eighteenth and Arch Streets
                             Philadelphia, PA 19103

It is proposed that this filing will become effective:

              [X] immediately upon filing pursuant to Paragraph b
              [ ] on October 30, 2000 pursuant to Paragraph (b);
              [ ] 60 days after filing pursuant to Paragraph (a)(i);
              [ ] on (date) pursuant to Paragraph (a)(i);
              [ ] 75 days after filing pursuant to Paragraph (a)(ii); or
              [ ] on (date) pursuant to Paragraph (a)(ii) of Rule 485

                                  THE RISA FUND

                           INSTITUTIONAL CLASS SHARES

                        PROSPECTUS DATED JANUARY 29, 2001



         This Prospectus describes Institutional Class shares of The RISA Fund. The investment objective of the Fund is to seek maximum total return by investing in securities of issuers located in the Republic of South Africa ("South Africa"). The Fund will invest primarily in growth stocks of South African companies which have demonstrated a commitment to the "new" South Africa.

         This Prospectus contains important information about the Fund. Please read it before investing and keep it for future reference.


         LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
RISK/RETURN SUMMARY....................................................1
ADDITIONAL  INVESTMENT INFORMATION.....................................6
INVESTMENT RISKS.......................................................6
MANAGEMENT OF THE FUND.................................................8
PRICING OF FUND SHARES.................................................8
PURCHASE OF SHARES.....................................................9
SHAREHOLDER ACCOUNTS..................................................10
REDEMPTION OF SHARES..................................................10
DISTRIBUTION PLAN.....................................................11
DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION..........................11

                               RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE

         The Fund seeks maximum total return by investing in securities of South African issuers.

PRINCIPAL INVESTMENT STRATEGIES

1. Under normal market conditions, the Fund will invest approximately 75% of its total assets in publicly traded stocks of South African companies with above average growth prospects that qualify as "New South Africa Companies," as described below.

         The Fund's strategy for selecting growth stocks begins with a company-by-company approach emphasizing fundamental stock analysis. This encompasses industry and competitor analysis, regular management visits, financial statement and ratio analysis and international comparative evaluations. The Fund seeks to reduce portfolio risk by research rather than by diversification. For this reason, the Fund's portfolio will be focused and will hold no more than 35 companies at a given time, which are actively reviewed on a regular basis.

         Research Criteria Considered by the Fund's Advisers:

         o Financial Position and Stability
         o Competitive Advantage
         o Margin Trends
         o Market Share
         o Earnings Quality
         o Stakeholders

         The Fund's Stock Selection Process:

         o Reviews 250 New South Africa Companies
         o Targets 120 Businesses
         o Completes Company Research and Company Visits
         o Debates Each Issue Among Investment Team Members
         o Maintains the Fund's Portfolio with 25 to 35 Companies
         o Portfolio Reviewed Continuously
         o Continually Seeking Growth at an Attractive Price

         The Fund considers a company to be domiciled in South Africa if the company derives its revenues mainly from business activities in South Africa or if its stock is traded principally on a South African exchange.

         "New South Africa Companies" are companies that:

         o create jobs and train workers;
         o encourage economic and social empowerment of the majority population;
         o encourage employment equity;
         o maintain quality workplace conditions;
         o protect the environment;
         o enforce high health and safety standards; and
         o demonstrate open and effective corporate governance.

         The Labor Research Service of South Africa researches and continually monitors approximately 250 companies which comprise the universe of New South Africa Companies. Companies must meet more than half of the above criteria in order to be approved as New South Africa Companies. Companies not already approved will be submitted to the Labor Research Service for evaluation. If the company is not approved, the portfolio manager will not purchase its shares or will remove existing shares from the Fund's portfolio.

         Additionally, the Fund will not invest in companies which are known by the investment adviser to be deriving more than 10% of their revenue from the production of tobacco products, alcohol (except beer or wine) or weapons, companies in the gambling industry or companies that engage in predatory lending practices.

2. The Fund may invest up to 25% of its assets in sovereign debt issued by the government of South Africa.

3. Additionally, the Fund is permitted to invest up to 20% of its assets in high quality money market instruments of U.S. and South African issuers. If adverse market or economic conditions occur, the Fund temporarily may invest up to 100% of its assets in U.S. money market instruments.

PRINCIPAL RISKS

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. You can lose money by investing in the Fund. The following is a list of the principal risks that apply to the Fund.

1. Stocks are subject to market, economic and business risks that cause their prices to fluctuate.

2. Investing in South African securities involves additional risks not associated with investments in U.S. securities.

         o The Fund is subject to foreign currency risk, which is the risk that the U.S. dollar value of its investments may decline due to changes in foreign currency exchange rates or the imposition of exchange control regulations

         o South Africa is a developing country and its economy is less diversified and mature than the economies of developed countries. There is a risk of economic or political instability in South Africa.

         o There is less liquidity and higher volatility in the South African securities markets than in the U.S. and less government supervision and regulation of exchanges, brokers and issuers in South Africa.

         o South African companies are not subject to the same accounting, auditing and financial reporting standards as U.S. public companies, and there may be less publicly available information about South African companies than comparable U.S. companies.

         o Government actions may be taken which could negatively affect the Fund.

3. The Fund's investments in South African sovereign debt obligations are subject to interest rate risk and credit risk. Interest rate risk is the risk of market losses caused by changes in interest rates. Generally, when interest rates rise, the market prices of debt obligations go down. Credit risk is the risk that the borrower may default or otherwise become unable to honor its financial obligations.

PERFORMANCE SUMMARY:

The bar chart below shows changes in the performance of the Fund's annual total return from calendar year to calendar year. As with all mutual funds, past performance is not necessarily an indicator of how the Fund will perform in the future.

                                  THE RISA FUND
                    CALENDAR YEAR TOTAL RETURN AS OF 12/31/00

               [BAR CHART TO BE INSERTED HERE (full calendar year)

2000:             (19.20)%

FOR THE FUND'S FIRST TWO FULL CALENDAR YEARS:

Best Quarter:              Quarter Ended             12/31/99           18.80%
Worst Quarter:             Quarter Ended             6/30/00           (11.65)%

The table below shows how the Fund's average annual total returns for the past calendar year and since inception (October 1, 1999) compare to those of the JSE All Shares Index and the MSCI South Africa Index (widely recognized unmanaged indices of South African stocks) for the same periods. This performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and the life of the Fund compare with those of a broad measure of market performance. This table assumes reinvestments of dividends and distributions. Past performance is not necessarily an indicator of future results.

Average Annual Total Return as of 12/31/00
------------------------------------------

                                                         SINCE INCEPTION
                                    1 YEAR                 (1.25 years)
                                    ------                 ------------
The RISA Fund...................   (19.20%)                  (3.91%)
JSE Index.......................   (20.79%)                  (3.80%)
MSCI South Africa Index.........   (19.60%)                  (0.50%)

FEES AND EXPENSES OF THE FUND:

The following table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)            THE RISA FUND
-----------------------------------------------------            -------------
Maximum Sales Charge (Load)
     Imposed on purchases ........................................    None
Maximum Deferred Sales
     Charge (Load) ...............................................    None
Redemption Fee (as a percentage of  the
     amount redeemed, if applicable) .............................    2%(1)

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)

Management Fee ...................................................   1.25%
Distribution (12b-1) Fees ........................................   0.25%
Other Expenses ...................................................   33.68%

     Total Annual Fund Operating Expenses ........................ 35.18%(2)

(1) A Redemption Fee, paid directly to the Fund, is imposed on shares redeemed within two years of purchase.

(2) For the Fund's first two years of operations, the Investment Adviser has voluntarily agreed to waive its fees and assume certain Fund expenses so that Total Annual Fund Operating Expenses will not exceed 2.00% of the Fund's average daily net assets.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be lower than those shown below since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's adviser:

                    1 YEAR        3 YEARS        5 YEARS         10 YEARS
                    ------        -------        -------         --------
                    $3,127         $6,529        $8,255          $9,625

         If you didn't redeem your shares at the end of these periods, your costs would be:

                    1 YEAR        3 YEARS        5 YEARS        10 YEARS
                    ------        -------        -------        --------
                    $2,987         $6,529        $8,255          $9,625

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the periods presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

================================================================================

                                  THE RISA FUND
                              FINANCIAL HIGHLIGHTS
               FOR THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS
                   OCTOBER 1, 1999 THROUGH SEPTEMBER 30, 2000
================================================================================

The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

Net Asset value, beginning of period                             $     10.00
                                                                 -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                            0.17 (2)
Net realized and unrealized gain (loss)                                 0.26
                                                                 -----------
         TOTAL FROM INVESTMENT OPERATIONS                               0.43
                                                                 -----------
Net Asset value, end of period                                   $     10.43
                                                                 -----------
Total Return (1)                                                        4.30%
                                                                 ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $    951
RATIO TO AVERAGE NET ASSETS OF:
Operating expenses (3)                                                  2.00%
Net investment income                                                   1.49%
Portfolio turnover                                                    202.89%

(1) Exclusive of redemption fees
(2) Computed using average shares outstanding.
(3) If the investment adviser and PFPC Inc. had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 35.18% for the period.

                        ADDITIONAL INVESTMENT INFORMATION

         The Fund's investment objective is to seek maximum total return by investing in the securities of South African issuers. This investment objective may not be changed without shareholder approval. The Fund will invest in the following:

         o EQUITY INVESTMENTS. The Fund normally invests at least 75% of its total assets in growth stocks of New South Africa Companies. While the Fund invests mainly in common stocks, the Fund also may invest in other types of equity securities such as preferred stocks, debt securities which are convertible into or exchangeable for common stock, and warrants or rights that are convertible into common stock. The Fund's portfolio securities generally will be traded on the Johannesburg Stock Exchange, but also may be listed in established over-the-counter markets in South Africa. The Fund is permitted to invest up to 15% of its net assets in illiquid securities, including restricted securities and publicly traded stocks with limited marketability.

         o FIXED INCOME INVESTMENTS. The Fund may invest up to 25% of its total assets, from time to time, in sovereign debt obligations issued by the government of South Africa. The sovereign debt obligations in which the Fund invests will be investment grade.

         o MONEY MARKET INVESTMENTS. The Fund is permitted to invest up to 20% of its total assets as reserves to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in investment grade money market instruments of U.S. and South African issuers.

         o DEFENSIVE INVESTMENTS. Under adverse investment conditions, the Fund temporarily may invest up to 100% of its total assets in high quality, short term U.S. money market instruments. When following such a defensive strategy, the Fund will be less likely to achieve its investment objective.

The Fund's benchmark is the Johannesburg Stock Exchange All Shares Index ("JSE"). The Fund will not own all, or even most, of the stocks included in the JSE, and the Fund will invest in additional companies not included in the JSE. Based upon a market capitalization weighting, the JSE represents more than 10% of most emerging market equity indices.

                                INVESTMENT RISKS

         MARKET RISK. The prices of the securities owned by the Fund will fluctuate in value. These fluctuations can occur because of general market and economic conditions, perceptions regarding the industry of the issuer company or the issuer company's particular circumstances. Changes in the value of the Fund's portfolio securities will result in changes in the Fund's share price. Consequently, when you sell Fund shares, they may be worth less than what you paid for them.

         The Fund will own stocks of small companies which are often subject to wider and more abrupt fluctuations in market price than larger, more established companies. The reason for this volatility is that these stocks typically are traded in lower volume, and their issuers typically are more sensitive to changing economic conditions and subject to greater changes in earnings and business prospects.

         FOREIGN RISK. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of foreign issuers often are less liquid and more volatile than securities of comparable U.S. issuers. Because the Fund invests primarily in South Africa, it will be subject to foreign investment risks which include possible political and economic instability, seizure or nationalization of foreign holdings or the adoption of governmental restrictions that adversely affect or restrict the payment of principal and interest on securities to investors located outside of South Africa.

         South Africa is a developing country, and its economy is less diversified and mature, and its political system is less stable, than those of developed countries. The markets of developing countries such as South Africa generally will be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors.

         Furthermore, there may be less publicly available information about South African companies than about U.S. companies, and South African companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Brokerage commissions and other transaction costs on South African securities exchanges may be higher than in the U.S. Additionally, there is less government supervision and regulation of exchanges, brokers and issuers in South Africa than there is in the U.S.

         FOREIGN CURRENCY RISK. The value of the Fund's assets, as measured in U.S. dollars, will fluctuate with changes in currency rates. Currency exchange rates may fluctuate significantly over a short period of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

         FIXED INCOME SECURITY RISK. The market value of fixed income securities, such as South African government debt obligations, will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. During periods of rising interest rates, the value of such securities generally declines. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of the Fund's debt securities will affect the net asset value of the Fund's shares.

         HEDGING RISK. Although not a principal investment strategy, the Fund is permitted to invest in derivatives which are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The derivatives the Fund may use include options and futures. While derivatives can be used effectively to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio or make the accurate pricing of the Fund's portfolio more difficult.

         The primary risks associated with the Fund's use of futures and options are (1) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (2) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (3) the potentially unlimited loss from investing in futures contracts; and (4) the likelihood of the Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by the Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND SUB-ADVISER

         The Investment Adviser for the Fund is RISA Investment Advisers, LLC, located at 225 South 15th Street, Suite 930, Philadelphia, PA 19102. The Adviser was formed in 1997 by Sam Folin who has twenty three years of experience in the investment industry and extensive experience consulting non-profit organizations on governance, fund raising, planning and financial management. Mr. Folin is a Chartered Financial Analyst and his most recent investment advisory experience was eight years with the large cap equity firm Newbold's Asset Management ending in 1995. As a Senior Vice President of Newbold's, he held responsibility in investment research, portfolio management and marketing. Mr. Folin has visited South Africa numerous times, studying and touring that country as well as researching South African investment opportunities.

         The Investment Adviser supervises the activities of the Sub-Adviser (described below) in investing and reinvesting the Fund's assets. Although the Adviser delegates the day-to-day decision making with respect to Fund investments to the Sub-Adviser, the Adviser is responsible for determining the Fund's investment policies, subject to the approval of the Board of Trustees. For its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets and received $10,141 for the fiscal year ended September 30, 2000. This fee is subject to voluntary reductions by the Investment Adviser which the Adviser may terminate at any time.

         African Harvest Asset Managers (Proprietary) Limited, (the "Sub-Adviser"), located at African Harvest House, Second Floor, Boundary Terrace, #1 Mariendahl Lane, Newlands, 7700, South Africa, serves as the Fund's sub-investment advisor pursuant to a Sub-Advisory Agreement with the Investment Advisor. The Sub-Adviser is a subsidiary of African Harvest Ltd, which was incorporated as a public company in South Africa in 1997. The Sub-adviser provides investment management services to South African clients, including union retirement funds. The Sub-Adviser manages the Fund's portfolio investments, for which it receives from the Investment Adviser a monthly fee equal to 0.55% of the Fund's average daily net assets on an annualized basis, and received $10,141 from the Investment Adviser for the fiscal year ended September 30, 2000.

PORTFOLIO MANAGER

         Denzil Newman is principally responsible for the day-to-day management of the Fund's investments. Since 1998, Mr. Newman has been Chief Investment Officer and Fund Manager of the Sub-Adviser. From 1993 to 1997, he was Senior Fund Manager at Syfrets Managed Assets Ltd. in Cape Town, South Africa. Mr. Newman has a Bachelor of Science degree in Accounting from Southern Adventist University in Collegedale, Tennessee and has been employed in the securities investment field in South Africa since 1976.

                             PRICING OF FUND SHARES

         The Fund's accounting agent, PFPC Inc., determines the net asset value per share of the Fund as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange ("NYSE") is open for unrestricted trading and on which there is a purchase or redemption of the Fund's shares. The net asset value is determined by dividing the value of the Fund's portfolio securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of the Fund, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value. Most of the Fund's portfolio securities are quoted in foreign currency and will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the close of trading each day. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

         In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service. Additionally, if an event were to occur after the value of a portfolio security was established on a foreign exchange, but before the Fund's net asset value per share was determined, which was likely to materially change the net asset value, then the security would be valued using fair value considerations by the Trustees or their delegates.

         Securities with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

         The Fund's securities are primarily listed on foreign exchanges that may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                               PURCHASE OF SHARES

         After you open an account with the Fund, you may purchase shares by (a) writing to the Fund and enclosing your check as payment or (b) by calling (800) 441-7764 to arrange for payment by wire transfer.

         TO OPEN AN ACCOUNT. Send a completed application form by regular mail to The RISA Fund, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899, or by express mail to The RISA Fund, c/o PFPC Inc., 400 Bellevue Parkway, W3-F400-01-03, Wilmington, DE 19809. An application form accompanies this Prospectus.

         TO PURCHASE BY MAIL. Your initial purchase may be indicated on your application. For additional purchases, you may send the Fund a simple letter or use order forms supplied by the Fund. Please enclose your check drawn on a U.S. bank payable to "The RISA Fund." Please indicate the amount to be invested in the Fund and your Fund account number.

         TO PURCHASE BY WIRE TRANSFER: Please call the Fund at (800) 441-7764 for instructions and to make specific arrangements before each wire transfer.

         MINIMUM INITIAL INVESTMENT. The minimum initial investment in the Fund is $5,000, but subsequent investments may be made in any amount. From time to time, the Investment Adviser, in its sole discretion, may accept less than the minimum initial investment amount to establish certain shareholder accounts.

         PURCHASE PRICE AND TIMING. Shares of the Fund are offered at their net asset value next determined after a purchase order is received in good order. Purchase orders received in good order by the Fund before 4:00 p.m. Eastern time, on any Business Day of the Fund will be priced at the net asset value per share for that Business Day. Purchase orders received after this deadline will be priced as of the deadline on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the NYSE and Federal Reserve Bank are open for business. The Fund and the Distributor each reserves the right to reject any purchase order and may suspend the offering of shares for a period of time.

         IN KIND PURCHASES. If accepted by the Fund, shares may be purchased in exchange for securities that are eligible for acquisition by the Fund. Such securities will be valued in accordance with the procedures for valuing the Fund's assets as described under "Pricing of Fund Shares." Please contact the Fund about the availability of this purchase method.

                              SHAREHOLDER ACCOUNTS

         SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by writing the Fund, c/o PFPC Inc., 400 Bellevue Parkway, W3-F400-01-03, Wilmington, DE 19809 or by calling (800) 441-7764.

         SHAREHOLDER STATEMENTS. The Fund will mail a statement at least quarterly showing all purchases, redemptions and balances in your account. Shareholdings are expressed in terms of full and fractional shares of the Fund rounded to the nearest 1/1000th of a share. In the interest of economy and convenience, the Fund does not issue share certificates.

         NON-INDIVIDUAL ACCOUNTS. Corporations, partnerships, fiduciaries and other non-individual investors may be required to furnish certain additional documentation to make purchases, exchanges and redemptions.

         MINIMUM ACCOUNT SIZE. Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to automatically close any account with a current value of less than $5,000 by involuntarily redeeming all shares in the account and mailing the proceeds to the shareholder. Shareholders will be notified if their account value is less than $5,000 and will be allowed 60 days in which to increase their account balance to $5,000 or more to prevent the account from being closed. Reductions in account value that result solely from market activity will not trigger an involuntary redemption.

                              REDEMPTION OF SHARES

         REDEMPTION FEE. The Fund imposes a redemption fee on shares redeemed within two years of purchase. The redemption fee equals 2% of the amount redeemed and is paid directly to the Fund. The purpose of this fee, which is not a sale charge, is to discourage short-term trading in the Fund's shares and to allocate the transaction costs associated with redemptions to those investors redeeming Fund shares. Such transaction costs include brokerage commissions and odd lot premiums, administration costs and custodian fees.

         You may redeem shares by mailing instructions to the Fund or calling the Fund at (800) 441-7764. The Fund will promptly mail you a check or wire transfer funds to your bank, as described below.

         TO REDEEM BY MAIL: You may send written instructions, with signature guarantees, by regular mail to: The RISA Fund, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-9752, or by express mail to The RISA Fund, c/o PFPC Inc., 400 Bellevue Parkway, W3-F400-01-03, Wilmington, DE 19809. The instructions should include the name of the Fund, the number of shares or dollar amount to be redeemed, the Fund account number and the name of the person in whose name the account is registered. A SIGNATURE AND A SIGNATURE GUARANTEE ARE REQUIRED FOR EACH PERSON IN WHOSE NAME THE ACCOUNT IS REGISTERED. A SIGNATURE MAY BE GUARANTEED BY AN ELIGIBLE INSTITUTION ACCEPTABLE TO THE FUND, SUCH AS A BANK, BROKER, DEALER, MUNICIPAL SECURITIES DEALER, GOVERNMENT SECURITIES DEALER, CREDIT UNION, NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION, CLEARING AGENCY OR SAVINGS ASSOCIATION.

         TO REDEEM BY TELEPHONE: IF YOU WANT TO REDEEM YOUR SHARES BY TELEPHONE YOU MUST ELECT TO DO SO BY CHECKING THE APPROPRIATE BOX OF YOUR INITIAL APPLICATION OR BY CALLING THE FUND AT (800) 441-7764 TO OBTAIN A SEPARATE APPLICATION FOR TELEPHONE REDEMPTIONS. In order to redeem by telephone, you must call the Fund Monday through Friday during normal business hours of 9 a.m. to 4 p.m., Eastern time, and indicate your name, the Fund's name, your Fund account number and the number of shares you wish to redeem. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses to a shareholder due to unauthorized or fraudulent telephone transactions. If the Fund, the Investment Adviser, PFPC or any of their employees fails to abide by their procedures, the Fund may be liable to a shareholder for losses he/she suffers from any resulting unauthorized transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Fund by telephone, you may make a redemption request by mail.

         ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day. Redemptions are made at the net asset value next calculated after a redemption request, in good order, is received by the Fund. (See "Pricing Of Fund Shares.")

         Redemption checks are mailed on the next Business Day of the Fund following receipt of redemption instructions but in no event later than 7 days following such receipt. Amounts redeemed by wire from the Fund are normally wired on the next business day after receipt of redemption instructions. In no event are redemption proceeds wired later than 7 days following such receipt. If the shares to be redeemed were purchased by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

         Redemption proceeds exceeding $1,000 may be wired to your predesignated bank account in any commercial bank in the United States. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of less than $1,000, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the application for telephone redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when shares are held by a corporation, partnership, fiduciary or other non-individual investor.

         For more information on redemption services, call the Fund at (800) 441-7764.

         REDEMPTION POLICIES. Redemption payments in cash will ordinarily be made within seven days after receipt of the redemption request in good form. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Investment Company Act of 1940. The amount received upon redemption may be more or less than the amount paid for the shares depending upon the fluctuations in the market value of the assets owned by the Fund. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a particular redemption payment in cash, the Fund may pay all or part of the redemption price by distributing the Fund's portfolio securities to the redeeming shareholder. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                                DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Institutional Class shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                  DIVIDENDS, DISTRIBUTIONS AND TAX INFORMATION

         The Fund will pay a dividend from its net investment income, if any, once a year. Additionally, the Fund will distribute any net realized securities gains once a year. Your distributions will be reinvested in additional Fund shares unless you instruct the Fund otherwise.

         The Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. Capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

         Any time you sell Fund shares, it is considered a taxable event for you and may result in a capital gain or loss to you depending on the purchase price and sale price of the shares you sell. You are responsible for tax liabilities on your transactions in Fund shares.

         Each year, the Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions. The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

                                  THE RISA FUND


         The Fund's Statement of Additional Information ("SAI"), dated January 29, 2001, contains additional information about the Fund which has been incorporated by reference into this Prospectus (legally the SAI is part of the Prospectus). A copy of the SAI is available without charge upon request by calling 1-800-441-7764.

         Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for details). Reports and other information about the Fund are also available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                               INVESTMENT ADVISER
                          RISA Investment Advisers, LLC
                        225 South 15th Street, Suite 930
                             Philadelphia, PA 19102

                             SUB-INVESTMENT ADVISER
              African Harvest Asset Managers (Proprietary) Limited
                       African Harvest House, Second Floor
                                Boundary Terrace
                               #1 Mariendahl Lane
                          Newlands, 7700, South Africa

                                   DISTRIBUTOR
                              BOE Securities, Inc.
                        225 South 15th Street, Suite 928
                             Philadelphia, PA 19102

                              SHAREHOLDER SERVICES
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                                  LEGAL COUNSEL
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                               18th & Arch Streets
                           Philadelphia, PA 19103-2799

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             2400 Eleven Penn Center
                             Philadelphia, PA 19103


SEC File No. 811-09211

                                  THE RISA FUND

                           INSTITUTIONAL CLASS SHARES


           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 29, 2001



         This Statement of Additional Information ("SAI"), which is not a prospectus, describes The RISA Fund, a series of Harvest Funds. The SAI should be read in conjunction with The RISA Fund's current Prospectus dated January 29, 2001. No investment in shares should be made without first reading the Prospectus. You may obtain a copy of the Prospectus without charge by contacting the Fund at the address or telephone number listed below.


                              400 Bellevue Parkway
                                  W3-F400-01-03
                              Wilmington, DE 19809
                                 (800) 441-7764

                                TABLE OF CONTENTS


FUND HISTORY AND CAPITAL STOCK                                            3

INVESTMENT STRATEGIES AND RISKS                                           3

INVESTMENT RESTRICTIONS                                                   10

MANAGEMENT OF THE FUND                                                    11

INVESTMENT ADVISORY AND OTHER SERVICES                                    13

ALLOCATION OF PORTFOLIO BROKERAGE                                         15

DISTRIBUTION OF FUND SHARES                                               15

PURCHASE OF SHARES                                                        16

REDEMPTIONS                                                               17

TAXATION                                                                  17

CALCULATION OF PERFORMANCE DATA                                           19

FINANCIAL STATEMENTS                                                      21

                         FUND HISTORY AND CAPITAL STOCK

         Harvest Funds was organized as a Delaware business trust under an Agreement and Declaration of Trust dated December 30, 1998. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, Harvest Funds offers only one series, The RISA Fund.

         The shares of the Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of Harvest Funds which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of Harvest Funds. On any matter submitted to a vote of shareholders, all shares of Harvest Funds then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series of Harvest Funds, then only the shareholders of the affected series shall be entitled to vote on the matter. Harvest Funds' Agreement and Declaration of Trust also gives shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to Harvest Funds as required by the Investment Company Act of 1940 (the "Investment Company Act"); and (iii) on such other matters as the Trustees consider necessary or desirable.

                         INVESTMENT STRATEGIES AND RISKS

         The Fund is a diversified, open-end management investment company. The Prospectus describes the Fund's investment objective and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities in which the Fund will invest, the Fund's investment policies and strategies, and certain risks associated with such investments and strategies.

ILLIQUID AND RESTRICTED SECURITIES

         The Fund will not invest more than 15% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and otherwise restricted securities. The Board of Trustees has adopted liquidity guidelines and delegated to the Investment Adviser and Sub-Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

SECURITIES LENDING

         The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act, or the rules and regulations or interpretations of the U.S. Securities and Exchange Commission (the "SEC") thereunder. At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price so that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. When the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans collateralized by the underlying securities. The collateral underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including accrued interest earned. In evaluating whether to enter into a repurchase agreement, the Fund's Investment Adviser and Sub-Adviser will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

WHEN-ISSUED, FORWARD COMMITMENTS AND DELAYED SETTLEMENT SECURITIES

         The Fund may invest in securities whose terms and characteristics are already known but which have not been issued. These are so-called "when-issued" or "forward commitments." Delayed settlements occur when the Fund agrees to buy securities at some time in the future, making no payment until the transaction is actually completed. The Fund engages in these transactions to buy securities that fit with its investment objective at attractive prices, not to increase the Fund's investment leverage. Securities purchased on a when-issued basis involve a risk of loss if they decline in market value prior to their actual delivery to the Fund. The Fund will establish with its custodian, a segregated account, in which it will maintain cash or liquid securities equal in value to its obligations for when-issued securities.

HEDGING STRATEGIES

         The Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Investment Adviser and Sub-Adviser believe that, because the Fund will engage in options and futures transactions only for hedging purposes, these transactions will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Also, the Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occur.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The U.S. dollar value of the assets of the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.
         The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Fund anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, the Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund securities or other assets denominated in that currency.

         The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         FUTURES CONTRACTS. The Fund may enter into futures contracts for purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.

         Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on their initial margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the
futures   contracts  which  they  trade  and  use  futures  contracts  with  the expectation of realizing profits from a fluctuation in interest rates. The Fund intends to use futures contracts only for hedging purposes.

         Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

         The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


         RISKS ASSOCIATED WITH FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a market for such futures. However, there can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Fund's ability to effectively hedge.


         The Fund will minimize the risk that it will be unable to close out a futures position by only entering into futures for which there appears to be a liquid market. There can be no assurance, however, that a liquid market will exist for a particular futures contract at any given time.

         The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the Fund engages in futures strategies only for hedging purposes, the Investment Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Fund securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss on margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         OPTIONS ON FUTURES. Although the Fund is permitted to purchase and sell put and call options on futures contracts for hedging purposes, it has no present intention of using this technique. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

         WRITING COVERED CALL OPTIONS. Although the Fund is permitted to write call options, it has no present intention of doing so. The general reason for writing call options is to attempt to realize income. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, a segregated reserve of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

         PURCHASING OPTIONS. While the Fund is permitted to purchase put and call options, it has no present intention of doing so. A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Custodian.

         The Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralized the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. The Fund's purchase and sale of exchange-traded foreign currency options in the U.S. is subject to the risks of the availability of a liquid secondary market, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options in the U.S. must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.


         For the most part, the Fund's futures contracts, options on futures contracts, forward contracts and options of foreign currencies will be traded on foreign exchanges which would subject the Fund to the following risks. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

PORTFOLIO TURNOVER

         The Fund generally will not engage in trading securities for short-term gains. However, the Adviser and the Sub-Adviser may effect portfolio transactions without regard to holding periods if, in their judgement, such transactions are advisable due to a change in circumstances of a particular company or industry or in general market or economic conditions.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the investment restrictions set forth below, which are fundamental policies of the Fund and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the Investment Company Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         The Fund may not:


         1.As to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of such issuer, except that this restriction shall not apply to cash and cash items or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

         2.Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or their agencies or instrumentalities; utility companies will be divided according to their services; financial services companies will be classified according to the end-users of their services;

         3.Issue senior securities, except that the Fund may borrow money in accordance with (7) below, purchase securities on a when-issued, delayed settlement or forward delivery basis, sell securities short and enter into reverse repurchase agreements;

         4.Purchase or sell real estate or commodities; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         5.Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities;

         6.Make loans to other persons; provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan;

         7.Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions; or

         8.Underwrite securities of other issuers.


                             MANAGEMENT OF THE FUND

         Under Delaware law, Harvest Funds' Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct and supervise the daily business operations of Harvest Funds. The Trustees and executive officers of Harvest Funds, their ages and their principal occupations for the past five years are listed below. The address of each such person is c/o Harvest Funds, 112 Ballymeade Drive, Wilmington, DE 19810. Trustees who are "interested persons" as defined in the Investment Company Act are designated with an asterisk (*).

                 Name                    Age       Position and Office                Principal Occupation
                 ----                    ---       with Harvest Funds              During the Past Five Years
                                                   ------------------              --------------------------

Oliver St. C. Franklin*                 54     Chairman of the Board of      President, RISA Investment Advisers,
                                               Trustees                      LLC (1998-Present); Consultant (11/96-
                                                                             7/98); Senior Vice President,
                                                                             Fidelity Institutional Services,
                                                                             (1/94 - 11/96)
O. Sam Folin*                           51     Trustee, President and        Managing Director, RISA Investment
                                               Chief Financial Officer       Advisers, LLC
                                                                              (1997-Present);  Senior Vice Pres.
                                                                             &  Portfolio Manager, Newbold's Asset
                                                                             Management (12/88 - 6/95)
Carolyn B. Lewis                        63     Trustee                       Consultant, The CBL Group
                                                                             (5/98-Present); Assistant Director,
                                                                             U.S. Securities and Exchange
                                                                             Commission (9/85-3/97)
James L. McDonald                       52     Trustee                       International Policy Analyst, Bread
                                                                             for the World, (5/98-Present);
                                                                             Professorial Lecturer, American
                                                                             University (6/91-8/98)
Denzil Newman                           47     Vice President                Director and Chief Investment
                                                                             Officer, African Harvest Asset
                                                                             Managers (Pty.) Ltd. (1/98-Present);
                                                                             Fund Manager, Syfrets Managed Assets
                                                                             (1993-1997); Fund Manager, Southern
                                                                             Asset Management (1986-1993)
Emma Chappell                           52     Trustee                       Chairman, President and CEO,
                                                                             United Bank of Philadelphia 1992-2000
Dennis Westley                          41     Treasurer                     Vice President, Director of
                                                                             Accounting, PFPC Inc.
Marie Levinsky                          34     Secretary                     Vice President/Compliance, RISA
                                                                             Investment Advisers, LLC
                                                                             (1998-Present); Marketing Associate,
                                                                             Newbold's Asset Management
                                                                             (11/92-9/95)
Mary Jane Maloney                       42     Assistant Secretary           Vice President, Regulatory
                                                                             Administration, PFPC Inc. (1997 to
                                                                             present); Compliance Officer, SEI
                                                                             Investments Company (1992 to 1997)


COMPENSATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee, who is not an "interested person" a $1,000 fee for each Board of Trustees meeting attended plus reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser or the Administrator and receive no compensation from the Fund. The following table shows aggregate compensation that is expected to be paid to each of the Trustees by the Fund in the fiscal year ending September 30, 2001.


                                                    COMPENSATION TABLE
============================ ===================== ===================== ===================== =====================
            (1)                      (2)                   (3)                   (4)                   (5)
      Name of Person              Aggregate             Pension or         Estimated Annual     Total Compensation
         Position             Compensation from    Retirement Benefits      Benefits upon      from Registrant and
                                  Registrant        Accrued as Part of        Retirement        Fund Complex Paid
                                                      Fund Expenses                                to Trustees
============================ ===================== ===================== ===================== =====================

Oliver St. C. Franklin               -0-                   -0-                   -0-                   -0-
Trustee
O. Sam Folin                         -0-                   -0-                   -0-                   -0-
Trustee
Carolyn B. Lewis                    $4,000                 -0-                   -0-                  $4,000
Trustee
James L. McDonald                   $4,000                 -0-                   -0-                  $4,000
Trustee
Emma Chappell                       $4,000                 -0-                   -0-                  $4,000



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


         Harvest Funds, on behalf of the Fund, has entered into an Investment Advisory Agreement with RISA Investment Advisers, LLC, for the provision of investment advisory services, subject to the supervision and direction of the Board of Trustees. Pursuant to the Investment Advisory Agreement, the Fund is obligated to pay the Investment Adviser a monthly fee equal to an annual rate of 1.25% of the Fund's average daily net assets. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or assume certain Fund expenses monthly so that the Fund's total operating expenses, on an annual basis, do not exceed 2.00% of the Fund's average daily net assets.

         The Investment Advisory Agreement became effective on September 30, 1999 and is effective for an initial two-year period. Such Agreement may be renewed after its initial term only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

         For the fiscal year ended September 30, 2000, RISA Investment Advisers, LLC waived its entire fee of $10,141 and reimbursed the Fund, pursuant to an expense limitation arrangement, $161,970.


SUB-INVESTMENT ADVISER

                  African Harvest Asset Managers (Proprietary) Limited, (the "Sub-Adviser") an affiliate of the Investment Adviser, serves as the Fund's sub-investment adviser. The Sub-Adviser was formed in 1997 and as of December 31, 1998 managed over $500 million in assets. The Sub-Adviser, subject to the supervision and approval of the Investment Adviser, provides investment advisory assistance and the day-to-day management of the Fund's portfolio.

                  African Harvest Capital, an affiliate of the Sub-Adviser, owns 40% of the equity interests of RISA Investment Advisers.

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING AGENT AND CUSTODIAN

         PFPC Inc., ("PFPC") 400 Bellevue Parkway, Wilmington, DE 19809, serves as Administrator, Transfer Agent and Dividend Paying Agent of the Fund and also provides accounting services to the Fund.


         As Administrator, PFPC supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. PFPC also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SECand state securities authorities. PFPC performs certain budgeting and financial reporting and compliance monitoring activities. As Accounting Agent, PFPC determines the Fund's net asset value per share and provides accounting services to the Fund pursuant to an Accounting Services Agreement with Harvest Funds. For its services as administrator and accounting agent, PFPC received $39,900 for the fiscal year ended September 30, 2000.


         For transfer agency services, the Fund has agreed to pay PFPC a monthly service fee based upon the number of shareholder accounts and transactions. The Fund's minimum monthly fee service fee is $2,500, exclusive of transaction charges, out-of-pocket expenses and miscellaneous fees.

         The custodian for the Fund is PFPC Trust Company, located at 200 Stevens Drive, Lester, PA 19113, and the Fund's sub-custodian is Citibank. Citibank in turn employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Board of Trustees' annual review of those foreign custody arrangements.

LEGAL COUNSEL

         Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, PA 19103, serves as counsel to Harvest Funds.

INDEPENDENT ACCOUNTANTS

         The accounts of Harvest Funds are audited each year by PricewaterhouseCoopers LLP, independent certified public accountants. Shareholders receive unaudited semi-annual and audited annual reports of Harvest Funds including the annual audited financial statements and a list of securities owned.

                        ALLOCATION OF PORTFOLIO BROKERAGE


         The Investment Adviser and Sub-Adviser, when effecting the purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund, the Investment Adviser or the Sub-Adviser, by such member, broker, or dealer when viewed in terms of either a particular transaction or the Investment Adviser's overall responsibilities to Harvest Funds. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Investment Adviser may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the Investment Adviser or the Sub-Adviser in connection with the Fund. Brokerage may also be allocated to dealers in consideration of the sale of the Fund's shares, but only when execution and price are comparable to that offered by other brokers.

         The Sub-Adviser is responsible for making the Fund's day-to-day portfolio decisions. The Board of Trustees, however, imposes limitations on the allocation of portfolio brokerage.

         It is anticipated that the Fund's brokerage transactions involving securities of South African issuers will be conducted primarily on the principal stock exchanges of South Africa. Brokerage commissions and other transaction costs on stock exchange transactions in South Africa are generally higher than in the U.S., although the Fund will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers in South Africa than in the U.S.

         Foreign equity securities may be held by the Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.


                           DISTRIBUTION OF FUND SHARES

PRINCIPAL UNDERWRITER

         BOE Securities, Inc., a registered broker-dealer firm located at 225 South 15th Street, Suite 928, Philadelphia, PA 19102, (the "Distributor") serves as the principal underwriter of the Fund's shares pursuant to an Amended Distribution Agreement (the "Distribution Agreement") with Harvest Funds. Under the terms of the Distribution Agreement, the Distributor agrees to assist in securing purchasers for shares of the Fund. Harvest Funds will pay the Distributor $12,000 per annum for distribution of shares of the Fund. The Investment Adviser will reimburse the Distributor for out-of-pocket expenses incurred by the Distributor in connection with the sale and distribution of Fund shares to the extent such expenses exceed the Rule 12b-1 payments payable to the Distributor pursuant to the Distribution Plan adopted by the Fund.

         The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to Harvest Funds or the Fund's shareholders for losses arising in connection with the sale of Fund shares.

         The Distribution Agreement became effective on May 9, 2000, and will remain in effect an initial period of two years. Thereafter, the Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party (the "Independent Trustees"). The Distribution Agreement terminates automatically in the event of its assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the
Fund) on sixty (60) days' written notice to the Distributor, or (ii) by the Distributor on sixty (60) days' written notice to the Fund.


DISTRIBUTION PLAN


         The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund pays a monthly fee to the Distributor for undertaking marketing activities and incurring distribution expenses to promote the sale of Institutional Class shares. Payments made under the Plan are not tied to the distribution expenses actually incurred by the Distributor, and such payments may exceed the Distributor's expenses. Expenses incurred by the Distributor pursuant to the Plan may include, but are not limited to, commissions paid to broker-dealers who have executed selling agreements with the Distributor, advertising expenses and the costs of printing and distributing the Fund's prospectuses and reports used for sales purposes. The maximum fee which may be paid to the Distributor under the Plan shall not exceed 0.25% per annum of the average daily net assets of the Fund's Institutional Class shares. The Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Institutional Class shareholders by increasing the assets of the Institutional Class, which could lead to economies of scale and certain operating efficiencies.


                  Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. A quarterly report of the amounts expended by the Distributor pursuant to the Plan and the purposes for such expenditures must be provided to the Board of Trustees for their review. The Plan may not be amended to increase materially the amount to be paid under the Plan without the approval of a majority of the outstanding Institutional Class shares.


         For its services as distributor, BOE Securities, Inc. received $4,000 for the fiscal year September 30, 2000.


                               PURCHASE OF SHARES
                                IN KIND PURCHASES


         At the discretion of the Fund, shares may be purchased in exchange for securities which are eligible for acquisition by the Fund. All dividends, interest, subscriptions, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its shares unless (1) such securities are, at the time of exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; and (2) the investor represents and agrees that the securities exchanged are not subject to any restrictions upon their sale by the Fund under the laws of the country in which the principal market for such securities exists.

                                   REDEMPTIONS

         Under normal circumstances, you may redeem your shares at any time, subject to a 2% redemption fee on shares redeemed within two years of purchase. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of the Fund. See "Redemption of Shares" in the Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

         Payment for shares tendered for redemption is made by check within seven days after receipt and acceptance of your redemption request by the transfer agent, except that the Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which trading on the New York Stock Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably predictable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of Fund shareholders.


                                    TAXATION


         The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         In order to so qualify, the Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

         To the extent the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

         The Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

         Dividends and distributions also may be subject to state and local taxes.


PASSIVE FOREIGN INVESTMENT COMPANIES

                  If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and the net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

                  Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions received from the PFICs owned and the proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS


         Except for transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of the Fund's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

         The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Fund's other investments, and shareholders will be advised on the nature of the payment.

         Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.


                         CALCULATION OF PERFORMANCE DATA


         Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from the Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, the Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by the Fund over a 12-month period divided by the current maximum offering price.

         The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

         As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result.

Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:


                           Yield = 2 [(a-b/cd +1)6 - 1]

where

         a =      dividends and interest earned during the period.

         b =      expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:


                                          n
                                    P(1+T) = ERV
where:

         P =               a hypothetical initial payment of $1,000.

         T =               average annual total return.

         n =               number of years.

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).


         Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

         For the fiscal year ended September 30, 2000, the average annual total return was 2.20%.


COMPARISONS AND ADVERTISEMENTS

                  To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

                  JSE All Shares Index

                  JSE All Bond Index

                  JSE Industrial Index

                  Lipper Mutual Fund Indices

                  Lipper Mutual Fund Performance Analysis

                  Morgan Stanley Capital International Emerging Markets Free
                  Index

                  Morningstar, Inc.

                  The Fund may also from time to time along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of Harvest Funds.



                              FINANCIAL STATEMENTS

         The Fund's audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2000 are incorporated in this SAI by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is incorporated by reference herein. For a free copy of the Annual Report, please contact the Fund at 1-800-441-7764.

                                  HARVEST FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 23.          EXHIBITS

(a)      (i)      Agreement and Declaration of Trust dated December 30, 1998 is incorporated herein by reference to the Registrant's Initial
                  Registration Statement on Form N-1A filed on January 28, 1999
                  (the "Initial Registration Statement").

         (ii) Certificate of Trust dated December 30, 1998 is incorporated herein by reference to the Initial Registration Statement.

         (iii) Certificate of Amendment dated September 2, 1999 to the Certificate of Trust is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on September 7, 1999 ("Pre-Effective Amendment No. 2").

(b) By-laws of the Registrant are incorporated herein by reference to the Initial Registration Statement.

(c) Articles II, V and VI of the Registrant's Agreement and Declaration of Trust, as ammended, defines the rights of shareholders of the Registrant. The Agreement and Declaration of Trust was filed as Exhibit 23(a) and is incorporated herein by reference.

(d)      (i)      Form of Investment Advisory Agreement between the
                  Registrant and RISA Investment Advisers, LLC is incorporated herein by reference to the Initial Registration Statement.

         (ii) Form of Sub-Investment Advisory Agreement between RISA Investment Advisers, LLC and African Harvest Asset Managers (Proprietary) Limited is incorporated herein by reference to the Initial Registration Statement.

(e) Distribution Agreement with BOE Securities Inc. to be filed by amendment.

(f)      Not Applicable.

(g)      Form of Custodian Agreement with PFPC Trust Company is filed herewith.

(h)      (i)      Form of Transfer Agent Agreement with PFPC Inc. is filed
                  herewith.

         (ii) Form of Accounting and Administration Services Agreement with PFPC Inc. is filed herewith.

(i) Legal opinion of Pepper Hamilton LLP is incorporated herein by reference to Pre-Effective Amendment No. 2.

(j) Consent of PricewaterhouseCoopers LLP, the Registrant's independent accountants, is filed herewith.

(k)      Not applicable.

(l) Subscription Agreement for initial issuance of shares to RISA Investment Advisers, LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m) Distribution Plan and Form of Selling Dealer Agreement are incorporated herein by reference to Pre-Effective Amendment No. 2.

(n)      Not Applicable.

(p) Joint Code of Ethics of the Registrant and RISA Investment Advisers, LLC to be filed by amendment.

(q) Powers of Attorneys are incorporated herein by reference to Pre-Effective Amendment No. 2.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                  REGISTRANT:

                  None.

ITEM 25.          INDEMNIFICATION

                  Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of Harvest Funds (the "Trust") shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

                  Subject to the standards and restrictions set forth in the Trust's Agreement and Declaration of Trust, the Delaware Business Trust Act,
section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

                  The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful duties involved in the conduct of the Trustees or officers office with the Trust. Further, no indemnification shall be made:

                  (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

                  (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

                  (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

                  In any event, the Trust shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

                  The Trustees and officers of the Trust are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Trust, whether or not the Trust would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Adviser - RISA Investment Advisers, LLC:
                            Reference is made to Part B of this Registration Statement under "Management of the Fund" and to the Adviser's Form ADV as filed with the SEC (File No. 801-56613).

                  Sub-adviser - African Harvest Asset Managers (Proprietary)
                            Limited Reference is made to the Sub-adviser's Form ADV as filed with the SEC (File No. 801-56309).

ITEM 27.          PRINCIPAL UNDERWRITERS:

                  (a) BOE Securities, Inc., the distributor for the Registrant's securities, does not currently act as distributor for any other investment companies.

                  (b) Bufus Outlaw is the President and sole stockholder of BOE Securities, Inc. Mr. Outlaw is not a Trustee or Officer of the Trust. Additional information about BOE Securities, Inc. is incorporated herein by reference to the Form BD with the

                           Commission pursuant to the Securities Exchange Act of 1934, as amended under the File Number indicated:

                           BOE Securities Distributors, Inc.: SEC File
                           No.8-50309

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS:

                  Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant, except for those maintained by the Registrant's administrator, transfer agent, dividend paying agent and accounting services agent, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29.          MANAGEMENT SERVICES:

                  There are no management related service contracts not discussed in Part A or Part B.

ITEM 30.          UNDERTAKINGS

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Philadelphia and the state of Pennsylvania on this 29th day of January 2001.


                                 HARVEST FUNDS


                                      By:/S/ O. Sam Folin
                                            -------------
                                      O. Sam Folin, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE                                               DATE
---------                    -----                                               ----

/s/ Oliver St. C. Franklin                                                       January 29, 2001
--------------------------
Oliver St. C. Franklin*      Chairman of the Board of Trustees

/s/ O. Sam Folin                                                                 January 29, 2001
--------------------------
O. Sam Folin                 Trustee, President and Chief Financial Officer

/s/ Carolyn B. Lewis                                                             January 29, 2001
--------------------------
Carolyn B. Lewis*            Trustee

/s/ James L. McDonald                                                            January 29, 2001
--------------------------
James L. McDonald*           Trustee

*By: /S/ O. SAM FOLIN                                                            January 29, 2001
     -----------------
       O. Sam Folin

Attorney-in-Fact

* Pursuant to a Powers of Attorney filed with and incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on September 7, 1999.

                   EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 1

Exhibit No.       Description
-----------       -----------

(e)      Amended Distribution Agreement
(g)      Form of Custodian Agreement with PFPC Trust  Company.
(h)      (i)      Form of Transfer Agreement with PFPC Inc.
         (ii)     Form of Accounting and Administration Agreement with PFPC Inc.
(j)      Consent of PricewaterhouseCoopers LLP.